UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road Suite 600 Oak Brook, IL	60523

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On July 15, 2014, TreeHouse Foods, Inc. (the “Company”) issued a press release reaffirming its preliminary second quarter net sales and earnings. A copy of this press release is furnished as Exhibit 99.1 and incorporated herein by reference. The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01.    Other Events

The Company is providing, through the filing of this Current Report on Form 8-K, certain supplemental financial information regarding Snacks Parent Corporation and its subsidiaries (“Flagstone” or “Flagstone Foods”) and certain pro forma financial information regarding the Company. The pro forma financial information gives effect to the Company’s proposed acquisition of Flagstone pursuant to the previously announced Agreement and Plan of Merger dated as of June 27, 2014, including related financing. The Company’s proposed acquisition of Flagstone has not been consummated and remains subject to certain customary closing conditions.

The exhibits listed under Item 9.01 below relate to the Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission on November 20, 2013, and are filed herewith for incorporation by reference in the Registration Statement.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

23.1	Consent of McGladrey LLP, independent registered public accounting firm for Flagstone.

99.1	Press release dated July 15, 2014, furnished herewith.

99.2	Flagstone Foods audited consolidated balance sheet as of December 28, 2013 and the audited consolidated statements of operations, stockholder’s deficit and cash flows for the year then ended.

99.3	Flagstone Foods unaudited condensed interim consolidated balance sheet as of March 29, 2014 and the related unaudited interim condensed consolidated statements of operations and cash flows for the thirteen week period ended March 29, 2014.

99.4	TreeHouse Foods, Inc. unaudited pro forma condensed combined balance sheet as of March 31, 2014 and unaudited pro forma condensed combined income statements for the year ended December 31, 2013 and the three months ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: July 15, 2014	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

23.1	Consent of McGladrey LLP, independent registered public accounting firm for Flagstone.

99.1	Press release dated July 15, 2014, furnished herewith.

99.2	Flagstone Foods audited consolidated balance sheet as of December 28, 2013 and the audited consolidated statements of operations, stockholder’s deficit and cash flows for the year then ended.

99.3	Flagstone Foods unaudited condensed interim consolidated balance sheet as of March 29, 2014 and the related unaudited interim condensed consolidated statements of operations and cash flows for the thirteen week period ended March 29, 2014.

99.4	TreeHouse Foods, Inc. unaudited pro forma condensed combined balance sheet as of March 31, 2014 and unaudited pro forma condensed combined income statements for the year ended December 31, 2013 and the three months ended March 31, 2014.